Filed Pursuant to Rule 497(a)

File No. 333-186413

Euro bank lending pullback an opportunity for investors

For years, the financing needs of European companies were met by traditional commercial banks comfortable lending both in their own country and across borders. Increased regulatory oversight and higher capital requirements have caused many European banks to significantly reduce their lending activity. This has forced certain European businesses to search for new sources of capital, creating investment opportunities for those global lenders with the knowledge, expertise and capital to finance European companies.

Franklin Square’s FS Global Credit Opportunities Fund provides investors access to the growing opportunity in global credit. There are a number of risks associated with the Fund, some of which are listed on the following page, but a more complete list is included in the Fund’s prospectus. We partnered with GSO / Blackstone, the credit arm of Blackstone and one of the largest non-bank lenders in Europe. Together, we seek out opportunities in the shifting global financial landscape to generate strong risk-adjusted returns for our investors.

EUROPEAN BANK LENDING ON THE DECLINE

•   According to the Bank for International Settlements, euro-denominated lending fell by $325 billion in 4Q13 and has fallen by $2.5 trillion since March 2008.

•   It is estimated that European banks will need to shed another $2.5 trillion in assets in the coming years to satisfy regulators.[1]

ANNUAL GROWTH IN BANK LENDING IN THE EURO ZONE[2]
CORPORATE DEBT MATURITIES ON THE RISE • European businesses will need to refinance €345 billion of outstanding loans and high yield bonds over the next six years—referred to as the maturity wall.	HEADING FOR THE MATURITY WALL[3]

EUROPEAN COMPANIES DEPENDENT ON BANKS

•   Roughly 80% of all European borrowing needs have traditionally been met by commercial lenders, compared to approximately 35% for U.S. businesses.

•   A robust credit capital market exists in the U.S. to support the borrowing needs of businesses. To address the banking situation in Europe, a similar capital market system will need to be developed. This provides an opportunity for alternative lenders.

SOURCES OF U.S. AND EUROPEAN CORPORATE BORROWING[4]

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

1 Source: RBS “The Revolver”, January 23, 2014.

2 Source: European Central Bank (ecb.europa.eu)

3 Source: S&P Capital IQ Leveraged Commentary & Data.

4 Source: Bank of America Merrill Lynch Global Research. See Multi-Asset Perspective, October 19, 2011, Bilton.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by a prospectus. A copy of the applicable prospectus is available free of charge by contacting FS Global Credit Opportunities Fund at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 1914, by phone at 877-372-9880 or by visiting Franklin Square’s website at www.franklinsquare.com. This sales and advertising literature must be read in conjunction with the applicable prospectus in order to fully understand all of the implications and risks of the offering of securities to which the applicable prospectus relates. A copy of the applicable prospectus must be made available to you in connection with any offering. No offering is made to New York investors except by a prospectus filed with the Department of Law of the State of New York. None of the Securities and Exchange Commission, the Attorney General of the State of New York or any state securities regulator has approved or disapproved of these securities or determined if any U.S. related prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK FACTORS

Investments in FS Global Credit Opportunities Fund (the “Fund”) will be made indirectly through FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D (together, the “Companies”), which will invest substantially all of the net proceeds from their public offerings in common shares of beneficial interest of the Fund. The Fund is a separate non-diversified, closed-end management investment company that will carry out the investment strategies generally described herein. An investment in the Companies involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in the common shares of the Companies involves; however, investors should carefully consider all of the risks discussed in the applicable Company’s prospectus, including the risk factors set forth under the heading entitled “Types of Investments and Related Risks,” before deciding to invest in the Companies’ common shares.

•	An investment in the common shares of beneficial interest of the Companies is not suitable for an investor if they need access to the money they invest.
•	Shareholders of the Companies should consider that they may not have access to the money they invest for an indefinite period of time.
•	Unlike an investor in most closed-end funds, shareholders of the Companies should not expect to be able to sell their shares regardless of how the Companies perform.
•	If a shareholder is able to sell their shares, the shareholder will likely receive less than their purchase price and the then current net asset value per share.
•	Unlike most closed-end funds, the Companies’ shares will not be listed on any securities exchange and the Companies will not seek to complete liquidity events for at least five years from the date they commences operations.
•	Although the Companies intend to implement share repurchase programs, they may be discontinued at any time and only a limited number of shares will be eligible for repurchase.
•	The Companies’ distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Companies for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.
•	The Companies’ and the Fund’s distributions may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees payable by the Fund, that are subject to respective repayment to the Companies’ and the Fund’s affiliate, Franklin Square Holdings, L.P. (“Franklin Square Holdings”). If Franklin Square Holdings does not agree to reimburse certain of the Companies’ or the Fund’s expenses, including through the waiver of certain advisory fees payable by the Fund, significant portions of the Companies’ and the Fund’s distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square Holdings will reduce the future distributions to which shareholders would otherwise be entitled.
•	Even if the Fund does eventually list its shares, shares of closed-end funds frequently trade at a discount to net asset value and this creates a risk of loss for investors who purchase shares at the offering price. This risk is separate and distinct from the risk that the Companies’ net asset values will decrease.

FS2 Capital Partners, LLC (“FS2 Capital”), the dealer manager for the public offerings is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS2 Capital’s due diligence obligations under the federal securities laws. FS2 Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker-dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offerings. FS2 Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offerings. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

2929 Arch Street, Suite 675 Philadelphia, PA 19104 877-372-9880 www.fs2cap.com
© 2014 Franklin Square Capital Partners	WP-IC3-GM CRW 6/14